AUTOMATED TREASURY CASH RESERVES

A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST


SUPPLEMENT TO THE PROSPECTUS DATED JUNE 30, 2006

A special meeting of the shareholders of Automated Treasury Cash Reserves ("ATCR") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 16, 2006, for the following purposes:


             1.To  approve  or  disapprove  a  proposed  Agreement  and  Plan of
               Reorganization pursuant to which U.S. Treasury Cash Reserves ("USTCR") would acquire all of the assets of ATCR in exchange for Institutional Service Shares of USTCR to be distributed pro rata by ATCR to its shareholders, in complete liquidation and termination of ATCR; and

             2.To  transact  such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of Automated Treasury Cash Reserves as of September 22, 2006 will be receiving a proxy statement in the mail that provides additional information regarding the proposed Reorganization. If shareholders of Automated Treasury Cash Reserves approve the Reorganization, then it is anticipated that on or after November 17, 2006, each holder of Shares of Automated Treasury Cash Reserves will become the owner of Institutional Service Shares of U.S. Treasury Cash Reserves having a total net asset value equal to the total net asset value of his or her holdings of Shares in Automated Treasury Cash Reserves.



                                                              September 29, 2006





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Automated Treasury Cash Reserves
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Contact us at FederatedInvestors.com

or call 1-800-341-7400

Federated Securities Corp., Distributor



Cusip 60934N690

35670 (10/06)